• The U.S. automobile SAAR figure for July 2018 came in at 16.7M units, flat to July 2017 at 16.7M units. • Toyota U . S . reported July 2018 sales of 208 , 770 units . With one less selling day in July 2018 compared to July 2017 , sales were down 2 . 1 % on a daily selling rate (DSR) basis and down 6 . 0 % on a volume basis . • Lexus posted July 2018 sales of 25 , 403 units, down 8 . 4 % on a DSR basis and down 12 . 1% . on a volume basis . • North American production as a percentage of U . S . sales for July 2018 was 68 . 5% , down from 70 . 8 % in July 2017 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS 0 50 100 150 200 250 300 20 18 16 14 12 10 8 6 Ju l - 13 Oc t - 13 J a n - 1 4 Ap r - 14 Ju l - 14 Oc t - 14 J a n - 1 5 A p r - 15 Ju l - 15 Oc t - 15 J a n - 1 6 A p r - 16 Ju l - 16 Oc t - 16 J a n - 1 7 A p r - 17 Ju l - 17 O c t - 17 J a n - 1 8 A p r - 18 Ju l - 18 T o yo t a U.S. L i ght Veh i c l e Sa l es (un it s i n t housands) Seasona ll y Adjus t ed Annual Ra t e (un it s i n m illi ons) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales July 2013 - July 2018 183,367 25,403 Toyota U.S. July 2018 Vehicle Sales Toyota Division Lexus Division Ju l - 17 Ju l - 18 Jul - 17 Jul - 18 CAMRY 33,827 26,311 RAV4 41,804 41,093 HIGHLANDER 19,017 21,159 COROLLA 28,333 26,754 TACOMA 17,372 21,844 Toyota U.S. July Vehicle Sales - Toyota Division Top 5 Models Ju l - 17 Ju l - 18 Jul - 17 Jul - 18 RX 9,632 9,780 NX 5,406 4,653 ES 6,641 4,551 GX 2,075 2,374 IS 2,443 2,068 Toyota U.S. July Vehicle Sales - Lexus Division Top 5 Models Japan 1 , 00 3 1 , 02 3 North America 517 509 Europe 168 176 Asia 402 383 O th e r ‡ 11 0 125 Sales (units) Q1 FY2019 Q1 FY2018 Japan 510 544 North America 746 723 Europe 253 240 Asia 394 363 O th e r ‡ 33 2 345 Units in thousands Production (units) Q1 FY2019 Q1 FY2018 TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Yen in millions T M C C on s o li d a t e d F i n a n c i a l P e r f o r m a n c e Q 1 F Y 1 9 Q 1 F Y 1 8 Net Revenues ¥7,362,733 ¥7,047,606 Operating Income 682,687 574,294 Net Income attributable to TMC 657,306 613,056 TMC Consolidated Balance Sheet Current Assets Noncurrent finance receivables, net Total Investments and other assets ¥18,026,945 ¥18,062,537 9 , 797 , 92 5 9 , 211 , 84 4 12,738,962 11,943,907 Property, plant and equipment, net 10,485,317 10,237,743 Total Assets ¥51,049,149 ¥49,456,031 Liabilities ¥30,926,252 ¥30,432,228 M e zz a n i ne e qu i ty 491 , 95 1 486 , 47 7 Shareholders' equity 19,630,946 18,537,326 Total Liabilities and Shareholders' Equity ¥51,049,149 ¥49,456,031 Operating Income by Geographic Region Yen in billions Japan ¥396 ¥319 North America 64 89 Europe 23 20 Asia 146 104 Other‡ 43 39 Inter - segment elimination and/or unallocated amount 10 2 ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source: TMC company filings. Toyota Business Highlights Q1FY2019 Exhibit 99.2

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $92 million for the first quarter of fiscal 2019 compared to $165 million for the same period in fiscal 2018. The decrease in net income for the first quarter of fiscal 2019 compared to the same period in fiscal 2018 was primarily due to a $234 million increase in interest expense, a $85 million increase in depreciation on operating leases, a $48 million decrease in investment and other income, net, and a $11 million increase in insurance losses and loss adjustment expenses, partially offset by a $238 million increase in total financing revenues, and a $74 million decrease in provision for income taxes. • We recorded a provision for credit losses of $89 million for the first quarter of fiscal 2019 compared to $85 million for the same period in fiscal 2018. The increase in the provision for credit losses for the first quarter of fiscal 2019 was driven by higher default frequency and loss severity, partially offset by improvement in the financial performance of certain dealers and higher recoveries. • Our delinquencies increased to 0.33 percent for the first quarter of fiscal 2019 compared to 0.31 percent for the same period in fiscal 2018 and 0.30 percent at March 31, 2018, due to shifts in payment behavior as consumer debt levels rise. Despite increases in our default frequency, loss severity, and delinquencies for the first quarter of fiscal 2019, we have experienced lower repossession volume driven by our recent focus on late stage collections. Changes in the economy that impact the consumer such as increasing interest rates, and a rise in the unemployment rate as well as higher debt balances, coupled with deterioration in actual and expected used vehicle values, could increase our credit losses. In addition, a decline in the effectiveness of our collection practices could also increase our credit losses. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 27 . 1 billion to $ 29 . 1 billion during the quarter ended June 30 , 2018 , with an average outstanding balance of $ 28 . 3 billion . As of June 30 , 2018 , our commercial paper had a weighted average remaining maturity of 75 days . † TCCI, TFA, TMFNL and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR LET’S GO PLACES TMCC announced that Mike Groff, the company’s President and Chief Executive Officer, will retire effective August 31, 2018. Groff will serve as Executive Advisor to TMCC until November 16, 2018. Appointed to replace Groff is Mark Templin. Templin first joined Toyota in 1990 and has served as Chairman of the Board of Directors of TMCC since May 2016. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current expectations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchange Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation . The Sales and Trading team en to meet our clients’ investment the execution of all trades . Sales and Trading Contacts gages in direct dialogue objectives and risk toleran Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com with institutional investors delivering a ces. We focus on providing simple, Norman Brem | Funding & Liquidity Analyst (469) 486 - 6760 norman.brem@toyota.com variety of fixed income products personal, and proactive service in James Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Peter Pang | Funding & Liquidity Analyst (469) 486 - 5244 peter.pang@toyota.com 58.7% 64.0% TMCC - Market Share 1 Q1 FY2018 Q1 FY2019 Q1 FY2019 Q1 FY2018 13.8 14.6 58 .5 58 .8 26 .5 27 .3 $0 $ 2 0 $ 4 0 $ 6 0 $ 8 0 $ 1 0 0 $ 1 2 0 J u n - 1 7 J u n - 1 8 A m ount ($b i lli ons) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable C o mm erc i al Paper Total financing revenues Income before income taxes Net Income (Loss) $2 , 59 8 261 165 $2 , 83 6 114 92 Debt - to - Equity Ratio 10.2x 7.8x U.S. dollars in millions TMCC Financial Performance Q1 FY2018 Q1 FY2019 TMCC - Consumer Portfolio Credit Performance* Net charge - offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets 0.50% 0.25% 0.00% Q1 FY15 Q1 FY16 Q1 FY17 Q1 FY18 Q1 FY19 0% TMCC - Percentage of Contracts Subvened Q1 FY18 Q1 FY19 100% 80% 60% 40% 20% 90.8% 95.6% 74.4% 55.8% 30.9% 20.0% New Retail Contracts Used Retail Contracts Lease C on t r a c t s 147 156 68 65 13 1 136 0 100 200 New Retail Used Retail Lease C on t r a c t s C on t r a c t s C on t r a c t s un i t s i n t housands TMCC - Vehicle Financing Volume Q1 FY18 Q1 FY19